Property and equipment	12 Months Ended
Oct. 31, 2020
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Property and equipment

Note 8	Property and equipment

$ millions, as at or for the year ended October 31		Right-of- use assets (1)	Land and buildings	Computer equipment	Office furniture, equipment and other (2)	Leasehold improvements	Total
2020	Cost
	Balance at beginning of year	n/a	$1,383	$1,043	$1,013	$1,204	$4,643
	Impact of adopting IFRS 16 (3)	1,733	(715)	–	–	–	1,018
	Additions (4)	115	17	117	142	36	427
	Disposals (5)	(64)	(6)	(53)	(29)	(65)	(217)
	Adjustments (6)	6	2	2	3	3	16
	Balance at end of year	$1,790	$681	$1,109	$1,129	$1,178	$5,887
2019	Balance at end of year	n/a	$1,383	$1,043	$1,013	$1,204	$4,643
2020	Accumulated depreciation
	Balance at beginning of year	n/a	$669	$819	$521	$821	$2,830
	Impact of adopting IFRS 16	54	(376)	–	–	–	(322)
	Depreciation (5)	280	13	102	50	72	517
	Disposals (5)	(18)	(2)	(53)	(18)	(46)	(137)
	Adjustments (5)	–	1	1	–	–	2
	Balance at end of year	$316	$305	$869	$553	$847	$2,890
2019	Balance at end of year	n/a	$669	$819	$521	$821	$2,830
	Net book value
	As at October 31, 2020	$1,474	$376	$240	$576	$331	$2,997
	As at October 31, 2019	n/a	$714	$224	$492	$383	$1,813

(1)	Includes right-of-use assets with a net book value of $49 million as at November 1, 2019 that are rented out through operating sublease arrangements.
(2)	Includes $306 million (2019: $173 million) of work-in-progress not subject to depreciation.
(3)	Includes $103 million related to leases that were previously classified as finance leases under IAS 17.
(4)	Includes impact of lease modifications.
(5)	Includes write-offs for properties that were vacated in the fourth quarter of 2020, and write-offs of fully depreciated assets.
(6)	Includes foreign currency translation adjustments.
n/a	Not applicable.
Cost of net additions and disposals during the year was: Canadian Personal and Business Banking net additions of $860 million (2019: net additions of $3 million); Canadian Commercial Banking and Wealth Management net additions of nil (2019: net additions of $3 million); U.S. Commercial Banking and Wealth Management net additions of $219 million (2019: net additions of $27 million); Capital Markets net additions of $166 million (2019: net additions of $1 million); and Corporate and Other net disposals of $17 million (2019: net disposals of $11 million).

Transition to IFRS 16 “Leases”
CIBC adopted IFRS 16 as at November 1, 2019 in place of prior guidance, IAS 17 “Leases” (IAS 17). For lessees, the new standard required on-balance sheet recognition for most leases that were considered operating leases under IAS 17, which resulted in the gross-up of the balance sheet through the recognition of a right-of-use asset and a corresponding liability for the lease component of the future payments. Depreciation expense on the right-of-use asset and interest expense on the lease liability replaced the operating lease expense. Accounting for leases by lessors remains mostly unchanged from IAS 17; however, intermediate lessors are required to reassess subleases by reference to the right-of-use asset arising from the head lease which could result in on-balance sheet recognition for certain subleases previously classified as operating subleases. The application of IFRS 16 mainly applied to our office and banking centre leases, as well as certain subleases previously classified as operating subleases.
We applied IFRS 16 using the modified retrospective approach, without restatement of comparative periods. As at November 1, 2019, the adoption of IFRS 16 resulted in the recognition of approximately $1.7 billion of lease liabilities and $1.6 billion of right-of-use assets. The amount of the right-of-use assets recognized was determined based on the amount of the lease liabilities less the existing deferred rent liabilities as at October 31, 2019. Furthermore, the reassessment of certain subleases related to a previously recognized finance lease property, a portion of which is rented out and considered investment property, resulted in an increase in net assets as a result of the recognition of additional sublease-related assets, net of the derecognition of amounts related to the corresponding head lease. The after-tax impact to retained earnings as a result of adopting IFRS 16 was an increase of $0.1 billion.
In addition, the following permitted recognition exemptions and practical expedients have been applied:
•
A single discount rate curve has been applied to portfolios of leases with reasonably similar characteristics at the date of application. The weighted average incremental borrowing rate applied on our existing lease portfolio was 2.31%.

•	In contracts where we are the lessee, we have not reassessed contracts that were identified as finance leases under the previous accounting standard (IAS 17).
•	We have elected to exclude leases of assets considered as low value and short-term leases with a remaining term of less than 12 months.
•
We have applied the onerous lease provisions recognized as at October 31, 2019 as an alternative to performing an impairment review of our right-of-use assets as at November 1, 2019. Where an onerous lease provision was recorded on a lease, the right-of-use asset has been reduced by the amount of that provision on transition and no further impairment review was performed.

•
We have elected not to separate lease and non-lease components of a lease contract when calculating the lease liability and corresponding right-of-use asset for certain classes of assets. Non-lease components may consist of, but are not limited to, common area maintenance expenses and utility charges. Other occupancy costs not within the scope of IFRS 16 will continue to be recorded as operating expenses.

The following table reconciles the operating lease commitments as at October 31, 2019 disclosed under IAS 17 to the opening lease liabilities under IFRS 16 as at the initial date of application, November 1, 2019.

$ millions
Operating lease commitments as at October 31, 2019	$5,547
Less: Operating and tax expenses related to the lease commitments	(2,477)
Less: Impact of future lease commitments not yet commenced (1)	(1,434)
Adjustments as a result of renewal and termination assumptions	306
Impact of discounting	(230)
Lease liability recognized as at November 1, 2019	$1,712
(1)	Mainly related to CIBC Square lease commitments that are expected to commence in 2021.